UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2004

SNB BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	005-80004	76-0472829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14060 Southwest Freeway Sugar Land, Texas (Address of principal executive offices)	77478 (Zip Code)

Registrant’s telephone number, including area code: (281) 269-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On September 20, 2004, SNB Bancshares, Inc. (the “Company”) publicly disseminated a press release announcing the opening of the fourth branch location for the Company’s wholly-owned subsidiary, Southern National Bank of Texas. The purpose of this Current Report on Form 8-K is to file as Exhibit 99.1 a copy of the Company’s press release dated September 20, 2004 announcing such event. The press release is incorporated by reference into this Item 8.01 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

Item 9.01. Financial Statements and Exhibits.

     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

     99.1       Press Release dated September 20, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNB BANCSHARES, INC. (Registrant)
Dated: September 23, 2004	By:	/s/ Harvey E. Zinn
Harvey E. Zinn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated September 20, 2004.